UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2014

QS LEGG MASON

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Legg Mason Strategic Real Return Fund for the six-month reporting period ended May 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective June 30, 2014, the Fund, previously known as Legg Mason Strategic Real Return Fund, was renamed QS Legg Mason Strategic Real Return Fund. Additionally at this time, the name of two of the Fund’s subadvisers changed. Legg Mason Global Asset Allocation, LLC changed to QS Legg Mason Global Asset Allocation, LLC and Batterymarch Financial Management, Inc. changed to QS Batterymarch Financial Management, Inc. There is no change in the Fund’s investment objective as a result of these name changes. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	QS Legg Mason Strategic Real Return Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 30, 2014

QS Legg Mason Strategic Real Return Fund	III

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

IV	QS Legg Mason Strategic Real Return Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first month of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite weakening economic data and increased geopolitical issues, the market was highly resilient and posted positive returns from March through May 2014. All told, for the six months ended May 31, 2014, the S&P 500 Indexv gained 7.62%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended May 31, 2014, with the Russell Midcap Indexvi returning 8.35%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 7.71% and small-cap stocks, as measured by the Russell 2000 Indexviii, declined 0.10%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.52% and 7.67%, respectively.

QS Legg Mason Strategic Real Return Fund	V

Investment commentary (cont’d)

Q. What was the inflationary environment during the reporting period?

A. Inflation was well contained during the reporting period. For the six months ended May 31, 2014, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)xi was 2.07%. The CPI-U less food and energy was 1.18% over the same time frame. Despite benign inflation, U.S. Treasury Inflation-Protected Securities (“TIPS”)xii generated solid results. During the six months ended May 31, 2014, the Barclays U.S. TIPS Indexxiii returned 3.96%.

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.28%, equaling its low for the period. It was as high as 0.47% in March and April 2014, before ending the period at 0.37%. The yield on the ten-year Treasury began the period at 2.75% and it fell as low as 2.44% on May 28, 2014. Ten-year Treasuries peaked at 3.04% on December 31, 2013, and ended the period at 2.48%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March 2014 as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April and May. The overall bond market, as measured by the Barclays U.S. Aggregate Indexxiv, gained 3.28% during the six months ended May 31, 2014.

Q. How did the high-yield bond market perform over the six months ended May 31, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 5.14% for the six months ended May 31, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile, but generated solid results overall during the six months ended May 31, 2014. After a brief rally in December 2013, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply from February through May 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi gained 9.08% during the six months ended May 31, 2014.

Performance review

For the six months ended May 31, 2014, Class A shares of QS Legg Mason Strategic Real Return Fund, excluding sales charges, returned 6.00%. The Fund’s unmanaged benchmark, Barclays U.S. TIPS Index, returned 3.96% for the same period. The

VI	QS Legg Mason Strategic Real Return Fund

Lipper Flexible Portfolio Funds Category Average1 returned 4.57% over the same time frame.

Performance Snapshot as of May 31, 2014 (unaudited)
(excluding sales charges)	6 months
QS Legg Mason Strategic Real Return Fund:
Class A	6.00%
Class A2	5.89%
Class C	5.60%
Class I	6.05%
Class IS	6.21%
Barclays U.S. TIPS Index	3.96%
Composite Indexxvii	5.66%
Lipper Flexible Portfolio Funds Category Average[1]	4.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.56%, 1.87%, 2.47%, 1.30% and 1.13%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 249 funds in the Fund’s Lipper category, and excluding sales charges.

QS Legg Mason Strategic Real Return Fund	VII

Investment commentary (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 30, 2014

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to price fluctuation and possible loss of principal. The Fund is non-diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small- and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VIII	QS Legg Mason Strategic Real Return Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

xii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

xiii	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvii

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. This Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 40% U.S. dollar, 60% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 40% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 40% of the blended rate of return of the Composite Index.

QS Legg Mason Strategic Real Return Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and November 30, 2013 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	6.00%	$1,000.00	$1,060.00	1.32%	$6.78	Class A	5.00%	$1,000.00	$1,018.35	1.32%	$6.64
Class A2	5.89	1,000.00	1,058.90	1.52	7.80	Class A2	5.00	1,000.00	1,017.35	1.52	7.64
Class C	5.60	1,000.00	1,056.00	2.07	10.61	Class C	5.00	1,000.00	1,014.61	2.07	10.40
Class I	6.05	1,000.00	1,060.50	1.07	5.50	Class I	5.00	1,000.00	1,019.60	1.07	5.39
Class IS	6.21	1,000.00	1,062.10	0.97	4.99	Class IS	5.00	1,000.00	1,020.09	0.97	4.89

2	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

[1]	For the six months ended May 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

May 31, 2014

QS Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 36.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,268,491		$2,761,888
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,350,803		2,782,396
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,323,021		2,684,541
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	927,506		1,309,088
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	363,116		459,965
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,839,450		2,700,685
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,333,484		1,690,088
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	776,729		991,058
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,402,029		1,311,664
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	955,622		861,926
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	435,878		476,640
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,231,847		1,250,613
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,916,186		3,079,312
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,944,740		5,074,539
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	497,169		540,400
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	2,096,931		2,297,123
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,288,264		2,365,314
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,567,475		1,711,120
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	2,166,619		2,238,388
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,095,550		1,198,343
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	671,214		756,898
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	874,088		984,783
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,024,773		1,123,968
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,168,646		4,516,140
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,861,559		3,016,933
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,237,747		4,268,869
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,044,347		2,059,201
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,166,779		1,164,864
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	710,605		726,260
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	772,530		802,163
Total U.S. Treasury Inflation Protected Securities (Cost — $56,361,659)					57,205,170
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Canada — 0.1%
Government of Canada, Bonds (Cost — $62,230)	4.250%	12/1/26	42,622	CAD	58,061

See Notes to Consolidated Financial Statements.

4	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Common Stocks — 21.7%
Consumer Discretionary — 3.4%
Auto Components — 0.2%
Johnson Controls Inc.	2,200	$106,392
Magna International Inc., Class A Shares	1,100	112,552
NHK Spring Co., Ltd.	8,000	74,185
Total Auto Components		293,129
Automobiles — 0.3%
Fuji Heavy Industries Ltd.	4,900	129,720
Mazda Motor Corp.	18,000	77,799
Mitsubishi Motors Corp.	5,900	60,043
Toyota Motor Corp.	2,000	113,183
Total Automobiles		380,745
Diversified Consumer Services — 0.0%
New Oriental Education & Technology Group Inc., ADR	2,300	59,386
Hotels, Restaurants & Leisure — 0.8%
Brinker International Inc.	1,500	74,475
Galaxy Entertainment Group Ltd.	11,000	88,037
Jack in the Box Inc.	1,334	77,012
Las Vegas Sands Corp.	1,500	114,780
MGM China Holdings Ltd.	76,400	265,574
Sands China Ltd.	24,400	177,974
Starwood Hotels & Resorts Worldwide Inc.	2,250	179,662
TUI Travel PLC	13,472	92,653
Wyndham Worldwide Corp.	2,600	192,218
Total Hotels, Restaurants & Leisure		1,262,385
Household Durables — 0.1%
Newell Rubbermaid Inc.	2,276	66,641
Leisure Products — 0.1%
Fuji Photo Film Co., Ltd.	5,200	134,240
Media — 0.9%
British Sky Broadcasting Group PLC	14,554	215,289
Comcast Corp., Class A Shares	3,450	180,090
DIRECTV	1,900	156,636	*
ITV PLC	53,514	163,344
Rightmove PLC	3,624	139,229
Starz	7,300	223,380	*
Time Warner Cable Inc.	1,700	239,972
Walt Disney Co.	1,500	126,015
Total Media		1,443,955

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Multiline Retail — 0.2%
Macy’s Inc.	1,600	$95,824
Next PLC	1,652	183,867
Total Multiline Retail		279,691
Specialty Retail — 0.5%
AutoNation Inc.	1,539	87,985	*
Chow Tai Fook Jewellery Group Ltd.	86,200	113,185
DSG International PLC	121,210	98,538	*
Gap Inc.	2,800	115,444
GNC Holdings Inc., Class A Shares	1,200	44,304
Home Depot Inc.	2,400	192,552
Lowe’s Cos. Inc.	2,500	117,700
PetSmart Inc.	1,000	57,470
Total Specialty Retail		827,178
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc.	2,200	186,626
Pandora A/S	4,091	303,100	(a)
Total Textiles, Apparel & Luxury Goods		489,726
Total Consumer Discretionary		5,237,076
Consumer Staples — 1.9%
Beverages — 0.4%
Britvic PLC	15,654	195,876
Coca-Cola Enterprises Inc.	1,700	77,588
Constellation Brands Inc., Class A Shares	1,800	151,434	*
Dr. Pepper Snapple Group Inc.	2,800	161,560
Total Beverages		586,458
Food & Staples Retailing — 0.2%
Alimentation Couche-Tard Inc., Class B Shares	2,700	73,308
Kroger Co.	4,250	202,895
Total Food & Staples Retailing		276,203
Food Products — 0.6%
Archer-Daniels-Midland Co.	5,000	224,700
Bunge Ltd.	1,700	132,107
Hillshire Brands Co.	4,250	226,440
Tate & Lyle PLC	17,800	206,617
Unilever PLC	3,900	175,196
Total Food Products		965,060

See Notes to Consolidated Financial Statements.

6	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Household Products — 0.4%
Clorox Co.	1,700	$152,354
Procter & Gamble Co.	1,800	145,422
Reckitt Benckiser Group PLC	2,658	227,222
Total Household Products		524,998
Personal Products — 0.2%
Kao Corp.	8,400	331,957
Tobacco — 0.1%
Japan Tobacco Inc.	6,100	206,369
Total Consumer Staples		2,891,045
Energy — 1.9%
Energy Equipment & Services — 0.4%
China Oilfield Services Ltd.	54,000	132,894
Core Laboratories NV	750	119,887
Dril-Quip Inc.	1,750	178,885	*
Helmerich & Payne Inc.	700	76,965
Schlumberger Ltd.	1,500	156,060
Total Energy Equipment & Services		664,691
Oil, Gas & Consumable Fuels — 1.5%
ConocoPhillips	1,500	119,910
Dragon Oil PLC	10,943	111,758
Enerplus Corp.	6,600	150,224
EOG Resources Inc.	1,050	111,090
Exxon Mobil Corp.	4,007	402,824
Marathon Petroleum Corp.	1,200	107,268
Occidental Petroleum Corp.	931	92,811
OMV AG	3,578	148,223
Phillips 66	2,990	253,522
Polish Oil & Gas Co.	97,360	149,219
Ultra Petroleum Corp.	6,000	162,120	*
Valero Energy Corp.	6,580	368,809
Woodside Petroleum Ltd.	2,325	91,246
Total Oil, Gas & Consumable Fuels		2,269,024
Total Energy		2,933,715
Financials — 4.8%
Banks — 1.7%
Aozora Bank Ltd.	50,000	153,242
Bank of America Corp.	14,600	221,044
Bank of Montreal	1,000	70,349

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Banks — continued
Canadian Imperial Bank of Commerce	2,000	$176,446
Credit Agricole SA	14,477	225,859
DBS Group Holdings Ltd.	7,000	94,316
DNB ASA	3,800	71,386
Fifth Third Bancorp	14,350	296,901
JPMorgan Chase & Co.	6,463	359,149
KeyCorp	4,950	67,765
Mizuho Financial Group Inc.	79,500	154,627
Nordea Bank AB	9,469	139,658
Resona Holdings Inc.	20,400	106,609
Sumitomo Mitsui Financial Group Inc.	5,000	201,621
Wells Fargo & Co.	5,070	257,455
Total Banks		2,596,427
Capital Markets — 0.4%
3i Group PLC	13,761	99,623
Aberdeen Asset Management PLC	25,492	190,190
Daiwa Securities Group Inc.	11,000	88,713
GAM Holding AG	3,321	61,191
Macquarie Group Ltd.	2,754	153,857
Schroders PLC	1,572	68,141
Total Capital Markets		661,715
Consumer Finance — 0.1%
Corrections Corp. of America	3,200	104,096
Insurance — 2.2%
Ageas	2,609	109,681
Allianz AG, Registered Shares	2,011	341,017
Allstate Corp.	3,245	189,054
American Financial Group Inc.	3,397	198,317
Assurant Inc.	2,896	196,378
Aviva PLC	9,032	79,330
AXA SA	5,142	126,939
Axis Capital Holdings Ltd.	1,400	64,386
Everest Re Group Ltd.	1,000	160,020
Hannover Rueck SE	3,000	266,796
Hanover Insurance Group Inc.	1,800	108,090
Hiscox Ltd.	9,654	110,119
Legal & General Group PLC	21,616	83,408
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	953	211,231

See Notes to Consolidated Financial Statements.

8	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Insurance — continued
PartnerRe Ltd.	600	$64,422
Protective Life Corp.	6,560	343,088
Prudential PLC	9,225	214,239
SCOR SE	1,915	66,853
St. James’s Place PLC	6,138	80,507
Swiss Life Holding	767	184,405
Swiss Re AG	1,710	152,095
Travelers Cos. Inc.	900	84,105
Total Insurance		3,434,480
Real Estate Investment Trusts (REITs) — 0.1%
GPT Group	30,842	111,942
Real Estate Management & Development — 0.3%
China Overseas Land & Investment Ltd.	50,000	130,918
China Resources Land Ltd.	30,000	60,983
Country Garden Holdings Co., Ltd.	224,000	94,477
Daito Trust Construction Co., Ltd.	1,300	140,791
Shimao Property Holdings Ltd.	55,000	110,384
Total Real Estate Management & Development		537,553
Total Financials		7,446,213
Health Care — 2.3%
Biotechnology — 0.4%
Actelion Ltd.	1,260	125,226
Grifols SA	2,881	156,108
Myriad Genetics Inc.	5,000	165,800	*
United Therapeutics Corp.	2,000	191,480	*
Total Biotechnology		638,614
Health Care Equipment & Supplies — 0.1%
Medtronic Inc.	3,000	183,090
Health Care Providers & Services — 0.4%
Aetna Inc.	1,530	118,651
Cardinal Health Inc.	2,600	183,638
Express Scripts Holding Co.	870	62,179	*
WellPoint Inc.	1,789	193,856
Total Health Care Providers & Services		558,324
Pharmaceuticals — 1.4%
AbbVie Inc.	4,846	263,283
Eli Lilly & Co.	1,200	71,832
Jazz Pharmaceuticals PLC	1,200	170,232	*
Johnson & Johnson	2,800	284,088

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Pharmaceuticals — continued
Novo Nordisk A/S, Class B Shares	8,500	$359,525	(a)
Pfizer Inc.	6,397	189,543
Roche Holding AG	1,700	500,223
Salix Pharmaceuticals Ltd.	1,800	205,344	*
Shire PLC	1,266	72,448
Total Pharmaceuticals		2,116,518
Total Health Care		3,496,546
Industrials — 2.1%
Aerospace & Defense — 1.0%
Alliant Techsystems Inc.	2,150	271,524
BAE Systems PLC	30,437	215,859
Boeing Co.	2,500	338,125
Lockheed Martin Corp.	1,770	289,660
Northrop Grumman Corp.	1,800	218,790
Safran SA	3,900	264,671
Total Aerospace & Defense		1,598,629
Airlines — 0.1%
Copa Holdings SA, Class A Shares	800	114,344
easyJet PLC	2,971	76,194
Total Airlines		190,538
Building Products — 0.1%
Lennox International Inc.	1,400	118,888
Construction & Engineering — 0.1%
Aecom Technology Corp.	4,250	136,595	*
Electrical Equipment — 0.0%
Mitsubishi Electric Corp.	6,000	69,607
Industrial Conglomerates — 0.4%
DCC PLC	4,771	280,700
Siemens AG, Registered Shares	1,791	237,939
United Technologies Corp.	610	70,894
Total Industrial Conglomerates		589,533
Machinery — 0.0%
Toro Co.	1,000	64,580
Professional Services — 0.1%
Manpower Inc.	1,000	81,980
Road & Rail — 0.3%
Central Japan Railway Co.	2,500	331,041
West Japan Railway Co.	3,200	136,016
Total Road & Rail		467,057
Total Industrials		3,317,407

See Notes to Consolidated Financial Statements.

10	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Information Technology — 2.9%
Communications Equipment — 0.5%
Brocade Communications Systems Inc.	27,400	$249,888	*
Cisco Systems Inc.	13,950	343,449
QUALCOMM Inc.	2,850	229,283
Total Communications Equipment		822,620
Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corp., Class A Shares	1,200	89,160	*
Internet Software & Services — 0.1%
United Internet AG	1,458	67,385
VeriSign Inc.	3,000	150,240	*
Total Internet Software & Services		217,625
IT Services — 0.4%
Cielo SA	7,400	132,224
Computer Sciences Corp.	2,550	160,370
NeuStar Inc.	3,400	95,268	*
Visa Inc., Class A Shares	300	64,449
Xerox Corp.	14,100	174,135
Total IT Services		626,446
Office Electronics — 0.1%
Ricoh Co., Ltd.	5,600	68,487
Semiconductors & Semiconductor Equipment — 0.4%
Marvell Technology Group Ltd.	6,600	102,762
Samsung Electronics Co., Ltd.	266	376,238
Texas Instruments Inc.	4,000	187,920
Total Semiconductors & Semiconductor Equipment		666,920
Software — 0.5%
Activision Blizzard Inc.	3,400	70,652
Amdocs Ltd.	2,300	110,676
Aspen Technology Inc.	3,600	154,764	*
Constellation Software Inc.	700	158,167
Electronic Arts Inc.	2,600	91,338	*
Microsoft Corp.	5,195	212,683
Total Software		798,280
Technology Hardware, Storage & Peripherals — 0.8%
Apple Inc.	1,000	633,000
International Business Machines Corp.	600	110,616
SanDisk Corp.	2,000	193,260
Seiko Epson Corp.	2,800	97,230
Western Digital Corp.	2,850	250,372
Total Technology Hardware, Storage & Peripherals		1,284,478
Total Information Technology		4,574,016

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Materials — 0.8%
Chemicals — 0.6%
EMS-Chemie Holding AG	342	$128,322
LyondellBasell Industries NV, Class A Shares	2,200	219,054
Nippon Paint Co. Ltd.	12,000	191,316
PPG Industries Inc.	1,650	332,657
Total Chemicals		871,349
Construction Materials — 0.1%
Imerys SA	1,794	150,324
Taiwan Cement Corp.	52,000	77,344
Total Construction Materials		227,668
Containers & Packaging — 0.1%
Packaging Corp. of America	2,400	165,984
Total Materials		1,265,001
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.7%
AT&T Inc.	4,700	166,709
BT Group PLC	37,119	247,009
Hellenic Telecommunications Organization SA	4,280	61,318	*
LG Uplus Corp.	9,940	93,437
Nippon Telegraph & Telephone Corp.	1,200	71,222
PT Telekomunikasi Indonesia Persero Tbk	517,500	114,138
Verizon Communications Inc.	6,300	314,748
Total Diversified Telecommunication Services		1,068,581
Wireless Telecommunication Services — 0.3%
Freenet AG	4,226	131,228
KDDI Corp.	2,200	130,812
Sistema JSFC, Registered Shares, GDR	6,700	191,955
Total Wireless Telecommunication Services		453,995
Total Telecommunication Services		1,522,576
Utilities — 0.6%
Electric Utilities — 0.2%
E.ON SE	3,706	72,166
Huaneng Power International Inc., Class H Shares	142,000	149,455
Red Electrica de Espana	1,021	87,598
Total Electric Utilities		309,219
Gas Utilities — 0.1%
Gas Natural SDG SA	7,303	210,500

See Notes to Consolidated Financial Statements.

12	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security		Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.		7,800	$109,980
Multi-Utilities — 0.1%
Wisconsin Energy Corp.		3,800	172,976
Water Utilities — 0.1%
Guangdong Investment Ltd.		160,000	176,656
Total Utilities			979,331
Total Common Stocks (Cost — $26,704,850)			33,662,926
Investments in Underlying Funds — 20.0%
iShares Trust — iShares Barclays TIPS Bond Fund		17,095	1,976,011
iShares Trust — iShares MSCI EAFE Index Fund		97,899	6,795,170
Vanguard Index Funds — Vanguard Total Stock Market Fund, ETF Shares		68,389	6,812,912
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares		206,443	15,419,228
Total Investments in Underlying Funds (Cost — $24,170,270)			31,003,321
Preferred Stocks — 0.3%
Consumer Staples — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA		1,603	185,146
Financials — 0.1%
Banks — 0.1%
Itau Unibanco Holding SA		8,200	127,742
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Cia Energetica de Sao Paulo		9,200	110,385
Total Preferred Stocks (Cost — $432,861)			423,273
	Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Put @ $117.25	6/20/14	45	352
U.S. Treasury 5-Year Notes Futures, Put @ $119.00	6/20/14	79	9,875
U.S. Treasury 30-Year Notes Futures, Put @ $133.00	6/20/14	32	2,000
Total Purchased Options (Cost — $35,905)			12,227
Total Investments before Short-Term Investments (Cost — $107,767,775)			122,364,978

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	13

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 13.9%
Repurchase Agreements — 13.9%
Interest in $1,600,000,000 joint tri-party repurchase agreement dated 5/30/14 with RBS Securities Inc.; Proceeds at maturity — $16,014,635; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 1/1/15 to 2/15/43; Market value — $16,334,888)	0.050%	6/2/14	16,014,567	$16,014,567
Interest in $549,443,000 joint tri-party repurchase agreement dated 5/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $5,499,464; (Fully collateralized by various U.S. government obligations, 0.000% to 3.125% due 2/15/15 to 2/15/43; Market value — $5,624,776)	0.070%	6/2/14	5,499,433	5,499,433
Total Short-Term Investments (Cost — $21,514,000)				21,514,000
Total Investments — 92.9% (Cost — $129,281,775#)				143,878,978
Other Assets in Excess of Liabilities — 7.1%				11,058,541
Total Net Assets — 100.0%				$154,937,519

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CAD	— Canadian Dollar
GDR	— Global Depositary Receipts

See Notes to Consolidated Financial Statements.

14	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

May 31, 2014

ASSETS:
Investments, at value (Cost — $107,767,775)	$122,364,978
Repurchase agreements, at value (Cost — $21,514,000)	21,514,000
Foreign currency, at value (Cost — $7,856)	7,843
Cash	7,703,416
Deposits with brokers for OTC swap contracts	2,375,000
Deposits with brokers for open futures contracts	1,036,901
Unrealized appreciation on forward foreign currency contracts	406,636
Dividends and interest receivable	364,508
Foreign currency collateral for open futures contracts, at value (Cost — $152,692)	151,878
Receivable for Fund shares sold	57,101
Prepaid expenses	41,015
Total Assets	156,023,276

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	726,680
Investment management fee payable	88,481
OTC swaps, at value	71,720
Payable to broker — variation margin on open futures contracts	58,543
Payable for Fund shares repurchased	48,222
Service and/or distribution fees payable	2,411
Payable for open OTC swap contracts	2,049
Trustees’ fees payable	1,525
Accrued expenses	86,126
Total Liabilities	1,085,757
Total Net Assets	$154,937,519

NET ASSETS:
Par value (Note 7)	$106
Paid-in capital in excess of par value	137,933,165
Accumulated net investment loss	(152,296)
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	3,005,647
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	14,150,897
Total Net Assets	$154,937,519

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	15

Consolidated statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	315,737
Class A2	131,380
Class C	86,132
Class I	62,176
Class IS	9,961,026

Net Asset Value:
Class A (and redemption price)	$14.63
Class A2 (and redemption price)	$14.54
Class C*	$14.50
Class I (and redemption price)	$14.87
Class IS (and redemption price)	$14.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.52
Class A2 (based on maximum initial sales charge of 5.75%)	$15.43

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

16	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2014

Investment Income:
Dividends	$588,666
Interest	446,297
Less: Foreign taxes withheld	(29,896)
Total Investment Income	1,005,067

Expenses:
Investment management fee (Note 2)	560,229
Custody fees	41,976
Registration fees	35,770
Audit and tax	35,442
Legal fees	31,212
Shareholder reports	24,060
Transfer agent fees (Note 5)	18,753
Fund accounting fees	14,721
Service and/or distribution fees (Notes 2 and 5)	14,078
Commodity pool reports	10,754
Trustees’ fees	7,336
Insurance	1,845
Miscellaneous expenses	3,630
Total Expenses	799,806
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(53,519)
Net Expenses	746,287
Net Investment Income	258,780

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	1,458,694
Futures contracts	727,164
Written options	81,812
Swap contracts	1,271,596
Foreign currency transactions	1,221,667
Net Realized Gain	4,760,933
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,258,919
Futures contracts	(315,719)
Written options	(1,459)
Swap contracts	(252,807)
Foreign currencies	(600,567)
Change in Net Unrealized Appreciation (Depreciation)	4,088,367
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	8,849,300
Increase in Net Assets from Operations	$9,108,080

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	17

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2014 (unaudited) and the Year Ended November 30, 2013	2014	2013

Operations:
Net investment income	$258,780	$974,291
Net realized gain	4,760,933	2,236,875
Change in net unrealized appreciation (depreciation)	4,088,367	245,114
Increase in Net Assets From Operations	9,108,080	3,456,280

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(2,500,010)
Net realized gains	(3,971,806)	(581,310)
Decrease in Net Assets From Distributions to Shareholders	(3,971,806)	(3,081,320)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,924,932	24,674,406
Reinvestment of distributions	3,970,336	3,078,820
Cost of shares repurchased	(8,836,549)	(19,223,259)
Increase in Net Assets From Fund Share Transactions	7,058,719	8,529,967
Increase in Net Assets	12,194,993	8,904,927

Net Assets:
Beginning of period	142,742,526	133,837,599
End of period*	$154,937,519	$142,742,526
*Includes accumulated net investment loss and overdistributed net investment income, respectively, of:	$(152,296)	$(411,076)

See Notes to Consolidated Financial Statements.

18	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2014[2]		2013	2012	2011	2010[3]

Net asset value, beginning of period	$14.20		$14.16	$13.27	$12.73	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.00)	[4]	0.06	0.10	0.18	0.06
Net realized and unrealized gain	0.83		0.26	0.87	0.87	0.67
Total income from operations	0.83		0.32	0.97	1.05	0.73

Less distributions from:
Net investment income	—		(0.22)	(0.07)	(0.51)	—
Net realized gains	(0.40)		(0.06)	(0.01)	—	—
Total distributions	(0.40)		(0.28)	(0.08)	(0.51)	—

Net asset value, end of period	$14.63		$14.20	$14.16	$13.27	$12.73
Total return[5]	6.00%		2.27%	7.39%	8.42%	6.08%

Net assets, end of period (000s)	$4,619		$5,156	$7,573	$7,201	$17,464

Ratios to average net assets:
Gross expenses[6]	1.54%[7]		1.52%	1.51%	2.46%	4.81%[7]
Net expenses[6,8,9,10]	1.32	[7]	1.32	1.31	1.31	1.26 [7]
Net investment income (loss)	(0.00)	[7,11]	0.41	0.75	1.33	0.63 [7]

Portfolio turnover rate	18%		55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Amount represents less than 0.01%.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A2 Shares[1]	2014[2]	2013	2012[3]

Net asset value, beginning of period	$14.13	$14.16	$14.01

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.03	0.01
Net realized and unrealized gain	0.82	0.27	0.14
Total income from operations	0.81	0.30	0.15

Less distributions from:
Net investment income	—	(0.27)	—
Net realized gains	(0.40)	(0.06)	—
Total distributions	(0.40)	(0.33)	—

Net asset value, end of period	$14.54	$14.13	$14.16
Total return[4]	5.89%	2.17%	1.07%

Net assets, end of period (000s)	$1,910	$1,672	$154

Ratios to average net assets:
Gross expenses[5]	1.92%[6]	1.83%[7]	1.74%[6]
Net expenses[5,8,9,10]	1.52 [6]	1.49 [7]	1.51 [6]
Net investment income (loss)	(0.19) [6]	0.24	1.20 [6]

Portfolio turnover rate	18%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]	For the period October 31, 2012 (inception date) to November 30, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements was 0.01%.

See Notes to Consolidated Financial Statements.

20	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012	2011	2010[3]

Net asset value, beginning of period	$14.13	$14.07	$13.22	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.05)	(0.05)	(0.00) [4]	0.08	(0.02)
Net realized and unrealized gain	0.82	0.26	0.86	0.89	0.68
Total income from operations	0.77	0.21	0.86	0.97	0.66

Less distributions from:
Net investment income	—	(0.09)	(0.00) [4]	(0.41)	—
Net realized gains	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.40)	(0.15)	(0.01)	(0.41)	—

Net asset value, end of period	$14.50	$14.13	$14.07	$13.22	$12.66
Total return[5]	5.60%	1.49%	6.52%	7.79%	5.50%

Net assets, end of period (000s)	$1,249	$1,260	$1,808	$2,061	$1,013

Ratios to average net assets:
Gross expenses[6]	2.39%[7]	2.43%	2.45%	3.41%	5.44%[7]
Net expenses[6,8,9,10]	2.07 [7]	2.07	2.06	2.06	2.01 [7]
Net investment income (loss)	(0.72) [7]	(0.33)	(0.02)	0.57	(0.22) [7]

Portfolio turnover rate	18%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010[3]

Net asset value, beginning of period	$14.42	$14.19	$13.30	$12.75	$12.00

Income (loss) from operations:
Net investment income (loss)	0.02	0.10	(0.04)	0.07	0.05
Net realized and unrealized gain	0.83	0.26	1.05	1.03	0.70
Total income from operations	0.85	0.36	1.01	1.10	0.75

Less distributions from:
Net investment income	—	(0.07)	(0.11)	(0.55)	—
Net realized gains	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.40)	(0.13)	(0.12)	(0.55)	—

Net asset value, end of period	$14.87	$14.42	$14.19	$13.30	$12.75
Total return[4]	6.05%	2.59%	7.64%	8.76%	6.25%

Net assets, end of period (000s)	$925	$890	$613	$122,282	$823

Ratios to average net assets:
Gross expenses[5]	1.36%[6]	1.26%[7]	1.22%	1.61%	4.67%[6]
Net expenses[5,8,9,10]	1.07 [6]	1.07 [7]	1.06	1.06	1.01 [6]
Net investment income (loss)	0.27 [6]	0.69	(0.32)	0.61	0.50 [6]

Portfolio turnover rate	18%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

22	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013	2012[3]

Net asset value, beginning of period	$14.22	$14.19	$12.99

Income from operations:
Net investment income	0.03	0.10	0.15
Net realized and unrealized gain	0.83	0.26	1.17
Total income from operations	0.86	0.36	1.32

Less distributions from:
Net investment income	—	(0.27)	(0.12)
Net realized gains	(0.40)	(0.06)	(0.00)	[4]
Total distributions	(0.40)	(0.33)	(0.12)

Net asset value, end of period	$14.68	$14.22	$14.19
Total return[5]	6.21%	2.60%	10.25%

Net assets, end of period (000s)	$146,235	$133,765	$123,690

Ratios to average net assets:
Gross expenses[6]	1.03%[7]	1.09%	1.06%[7]
Net expenses[6,8,9,10]	0.97 [7]	0.97	0.96	[7]
Net investment income	0.37 [7]	0.74	1.16	[7]

Portfolio turnover rate	18%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]	For the period December 15, 2011 (inception date) to November 30, 2012.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, total annual operating expenses for Class IS shares did not exceed total annual operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangements.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

QS Legg Mason Strategic Real Return Fund (formerly Legg Mason Strategic Real Return Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund

24	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$57,205,170	—	$57,205,170
Non-U.S. Treasury inflation protected securities	—	58,061	—	58,061
Common stocks:
Consumer discretionary	$4,933,976	303,100	—	5,237,076
Health care	3,137,021	359,525	—	3,496,546
Other common stocks	24,929,304	—	—	24,929,304
Investments in underlying funds	31,003,321	—	—	31,003,321
Preferred stocks	423,273	—	—	423,273
Purchased options	12,227	—	—	12,227
Total long-term investments	$64,439,122	$57,925,856	—	$122,364,978
Short-term investments†	—	21,514,000	—	21,514,000
Total investments	$64,439,122	$79,439,856	—	$143,878,978
Other financial instruments:
Futures contracts	$20,175	—	—	$20,175
Forward foreign currency contracts	—	$406,636	—	406,636
Total other financial instruments	$20,175	$406,636	—	$426,811
Total	$64,459,297	$79,846,492	—	$144,305,789

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$74,379	—	—	$74,379
Forward foreign currency contracts	—	$726,680	—	726,680
OTC commodity index swaps	—	71,720	—	71,720
Total	$74,379	$798,400	—	$872,779

†	See Consolidated Schedule of Investments for additional detailed categorizations.

26	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

For the six months ended May 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2014, securities valued at $662,625 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk

28	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended May 31, 2014, see Note 4.

Commodity swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in

30	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund held forward foreign currency contracts and commodity index swaps with credit related contingent features which had a liability position of $798,400. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

32	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Legg Mason Global Asset Allocation, LLC (formerly Legg Mason Global Asset Allocation, LLC) (“QS LMGAA”) is the Fund’s investment adviser. QS Batterymarch Financial Management, Inc. (formerly Batterymarch Financial Management, Inc.) (“QS Batterymarch”), ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, QS LMGAA, QS Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS LMGAA the day-to-day portfolio management of the Fund, except for the management of cash and short term instruments, which is provided by Western Asset. QS LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS LMGAA also provides management for a portion of the Fund’s assets.

LMPFA pays QS LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS LMGAA to the Subsidiary. LMPFA pays QS Batterymarch for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Batterymarch. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the investment manager and the Board of Trustees, and may be terminated at any time after that date by the investment manager. The arrangements, however, may be modified by the investment manager to decrease total annual operating expenses at any time.

During the six months ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $53,519.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2014	$244,026	—	$22,789	$25,008	—
Expires September 30, 2015	15,770	—	7,129	10,565	$118,855
Expires September 30, 2016	13,990	$3,934	5,428	1,497	155,116
Expires September 30, 2017	4,896	3,431	1,972	1,270	41,950
Total fee waivers/expense reimbursements subject to recapture	$278,682	$7,365	$37,318	$38,340	$315,921

For the six months ended May 31, 2014, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

34	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2014, LMIS and its affiliates retained sales charges of $192 and $1,271 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended May 31, 2014.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2014, Legg Mason and its affiliates owned 94% of the Fund.

3. Investments

During the six months ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,827,523	$7,817,716
Sales	16,291,048	4,802,677

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,533,718
Gross unrealized depreciation	(936,515)
Net unrealized appreciation	$14,597,203

During the six months ended May 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2013	56	$18,740
Options written	329	90,236
Options closed	(281)	(79,556)
Options exercised	(104)	(29,420)
Options expired	—	—
Written options, outstanding as of May 31, 2014	—	—

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	24	12/16	$5,867,516	5,885,100	$17,584
S&P GSCI	64	6/14	10,442,030	10,385,600	(56,430)
U.S. Treasury 10-Year Notes	20	9/14	2,507,721	2,510,312	2,591
					(36,255)
Contracts to Sell:
90-Day Eurodollar	24	6/18	5,803,497	5,820,900	(17,403)
U.S. Treasury 5-Year Notes	7	9/14	837,759	838,305	(546)
					(17,949)
Net unrealized depreciation on open futures contracts					$(54,204)

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian Dollar	Bank of America, N.A.	3,347,000	$3,111,652	6/18/14	$88,702
British Pound	Bank of America, N.A.	3,259,000	5,462,112	6/18/14	42,659
Canadian Dollar	Bank of America, N.A.	7,960,000	7,338,290	6/18/14	149,925
Euro	Bank of America, N.A.	18,857,000	25,704,165	6/18/14	(551,285)
Japanese Yen	Bank of America, N.A.	630,221,000	6,191,357	6/18/14	(12,265)
Mexican Peso	JPMorgan Chase & Co.	40,058,000	3,112,056	6/18/14	94,785
New Zealand Dollar	Bank of America, N.A.	3,549,000	3,009,984	6/18/14	(9,746)
Norwegian Krone	JPMorgan Chase & Co.	18,053,000	3,018,172	6/18/14	(6,410)
Swedish Krona	JPMorgan Chase & Co.	12,169,000	1,817,929	6/18/14	(94,396)
Swiss Franc	Morgan Stanley & Co.	1,432,000	1,599,348	6/18/14	(42,443)
Japanese Yen	Bank of America, N.A.	197,310,000	1,939,098	8/14/14	(7,307)
					(347,781)
Contracts to Sell:
British Pound	Credit Suisse	517,711	867,305	8/14/14	11,405
Canadian Dollar	Bank of America, N.A.	690,000	635,243	8/14/14	(2,828)
Euro	Citibank, N.A.	449,394	612,581	8/14/14	13,382
Japanese Yen	Bank of America, N.A.	167,893,223	1,649,999	8/14/14	5,260
Japanese Yen	Credit Suisse	29,412,158	289,053	8/14/14	518
					27,737
Net unrealized depreciation on open forward foreign currency contracts					$(320,044)

36	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

At May 31, 2014, the Fund held the following commodity index swap contracts:

Swap Counterparty	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Depreciation
Goldman Sachs & Co.	6/13/14	3-Month Treasury Bill Rate plus 0.15%	S&P GSCI Total Return	$(9,318,983)	$(34,100)
Merrill Lynch International	6/6/14	3-Month Treasury Bill Rate plus 0.15%	S&P GSCI Total Return	(2,014,079)	(3,535)
Morgan Stanley & Co. Inc.	6/13/14	3-Month Treasury Bill Rate plus 0.15%	Pre Roll S&P GSCI Total Return	(9,318,618)	(34,085)
Total				$(20,651,680)	$(71,720)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$12,227	—	$12,227
Futures contracts[3]	20,175	—	20,175
Forward foreign currency contracts	—	$406,636	406,636
Total	$32,402	$406,636	$439,038

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[3]	$17,949	—	$56,430	$74,379
OTC swap contracts	—	—	71,720	71,720
Forward foreign currency contracts	—	$726,680	—	726,680
Total	$17,949	$726,680	$128,150	$872,779

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(135,446)	—	—	$(135,446)
Written options	81,812	—	—	81,812
Futures contracts	(123,271)	—	$850,435	727,164
Swap contracts	—	—	1,271,596	1,271,596
Forward foreign currency contracts[2]	—	$1,223,988	—	1,223,988
Total	$(176,905)	$1,223,988	$2,122,031	$3,169,114

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(24,371)	—	—	$(24,371)
Written options	(1,459)	—	—	(1,459)
Futures contracts	(6,608)	—	$(309,111)	(315,719)
Swap contracts	—	—	(252,807)	(252,807)
Forward foreign currency contracts[2]	—	$(598,837)	—	(598,837)
Total	$(32,438)	$(598,837)	$(561,918)	$(1,193,193)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the six months ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$14,959
Written options[1]	9,194
Futures contracts (to buy)	6,858,500
Futures contracts (to sell)	6,132,978
Forward foreign currency contracts (to buy)	65,109,033
Forward foreign currency contracts (to sell)	9,328,202

Average Notional Balance
Commodity index swap contracts	$19,662,257

[1]	At May 31, 2014, there were no open positions held in this derivative.

38	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$12,227	—	$12,227
Forward foreign currency contracts	406,636	—	406,636
Total	$418,863	—	$418,863

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[5]	$58,543	$(58,543)	—
OTC swap contracts	71,720	(71,720)	—
Forward foreign currency contracts	726,680	—	$726,680
Total	$856,943	$(130,263)	$726,680

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in the Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]	Gross amounts not offset in the Consolidated Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$5,725	$5,972
Class A2	2,154	5,541
Class C	6,199	2,258
Class I	—	1,477
Class IS	—	3,505
Total	$14,078	$18,753

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)

For the six months ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,896
Class A2	3,431
Class C	1,972
Class I	1,270
Class IS	41,950
Total	$53,519

6. Distributions to shareholders by class

	Six Months Ended May 31, 2014	Year Ended November 30, 2013
Net Investment Income:
Class A	—	$115,740
Class A2	—	6,379
Class C	—	10,219
Class I	—	3,179
Class IS	—	2,364,493
Total	—	$2,500,010

Net Realized Gains:
Class A	$142,570	$32,861
Class A2	47,030	964
Class C	35,151	7,359
Class I	24,524	2,671
Class IS	3,722,531	537,455
Total	$3,971,806	$581,310

7. Shares of beneficial interest

At May 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

40	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2014		Year Ended November 30, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	16,910	$243,873	64,258	$918,542
Shares issued on reinvestment	10,275	141,081	10,504	147,672
Shares repurchased	(74,630)	(1,038,512)	(246,394)	(3,500,748)
Net decrease	(47,445)	$(653,558)	(171,632)	$(2,434,534)

Class A2
Shares sold	22,645	$322,283	136,747	$1,938,126
Shares issued on reinvestment	3,444	47,049	525	7,343
Shares repurchased	(13,054)	(183,558)	(29,815)	(418,810)
Net increase	13,035	$185,774	107,457	$1,526,659

Class C
Shares sold	3,986	$56,082	18,879	$268,535
Shares issued on reinvestment	2,573	35,151	1,136	16,007
Shares repurchased	(9,586)	(135,020)	(59,333)	(834,453)
Net decrease	(3,027)	$(43,787)	(39,318)	$(549,911)

Class I
Shares sold	6,693	$94,822	79,090	$1,147,963
Shares issued on reinvestment	1,758	24,524	411	5,850
Shares repurchased	(7,997)	(112,391)	(60,938)	(863,852)
Net increase	454	$6,955	18,563	$289,961

Class IS
Shares sold	806,510	$11,207,872	1,438,874	$20,401,240
Shares issued on reinvestment	270,533	3,722,531	206,677	2,901,948
Shares repurchased	(520,132)	(7,367,068)	(956,672)	(13,605,396)
Net increase	556,911	$7,563,335	688,879	$9,697,792

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report	41

Notes to consolidated financial statements (unaudited) (cont’d)

9. Change in Fiscal Year End

In May 2014, the Board of Trustees approved changing the Fund’s fiscal year end from November to September.

42	QS Legg Mason Strategic Real Return Fund 2014 Semi-Annual Report

QS Legg Mason

Strategic Real Return Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Legg Mason Global Asset Allocation, LLC

Subadvisers

QS Batterymarch Financial Management, Inc.

ClearBridge Investments, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Legg Mason Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Legg Mason Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012787 7/14 SR14-2236

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
.	Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 23, 2014